SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                (AMENDMENT NO. )

Filed by the Registrant   [X]
Filed by a Party other than the Registrant   [ ]

Check the appropriate box:
[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Under Rule 14a-12

                     American Municipal Term Trust Inc.--II
                     American Municipal Term Trust Inc.--III
                       Minnesota Municipal Term Trust Inc.
                     Minnesota Municipal Term Trust Inc.--II
                    American Municipal Income Portfolio Inc.
                    Minnesota Municipal Income Portfolio Inc.
    -------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


    -------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

               Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction :

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

AMERICAN MUNICIPAL TERM TRUST INC.--II, AMERICAN MUNICIPAL TERM TRUST INC.--III,
  MINNESOTA MUNICIPAL TERM TRUST INC., MINNESOTA MUNICIPAL TERM TRUST INC.--II,
                    AMERICAN MUNICIPAL INCOME PORTFOLIO INC.,
                    MINNESOTA MUNICIPAL INCOME PORTFOLIO INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON AUGUST 27, 2001

         NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of American Municipal Term Trust Inc.--II, American Municipal Term Trust Inc.--III, Minnesota Municipal Term Trust Inc., Minnesota Municipal Term Trust Inc.--II, American Municipal Income Portfolio Inc. and Minnesota Municipal Income Portfolio Inc. (individually, a "Fund" and collectively, the "Funds") will be held at 2:00 p.m., Central Time, on Monday, August 27, 2001, on the 7th floor of U.S. Bank Place, 601 Second Avenue South, Minneapolis, Minnesota 55402. The purposes of the meeting are as follow:

         1. To elect a Board of Directors and set the number of directors at ten, with

                  * the common shareholders and the preferred shareholders, voting together as a single class, electing eight directors; and

                  * the preferred shareholders, voting alone, electing two directors.

         2. To ratify the selection of Ernst & Young LLP as independent public accountants of each Fund for the current fiscal year.

         3. For each of American Municipal Term Trust Inc.--II and Minnesota Municipal Term Trust Inc., to approve a Plan of Liquidation and Dissolution for the Fund, providing for the sale of all of the assets of the Fund and the distribution of the proceeds to Fund shareholders on or shortly before April 15, 2002.

         4. To transact any other business properly brought before the meeting.

EACH FUND'S BOARD OF DIRECTORS RECOMMENDS APPROVAL OF EACH ITEM LISTED ON THIS NOTICE OF ANNUAL MEETING OF SHAREHOLDERS.

         Shareholders of record as of the close of business on July 5, 2001 are entitled to notice of, and to vote at, the meeting or any adjournment(s) thereof.

YOU CAN VOTE EASILY AND QUICKLY BY TOLL-FREE TELEPHONE CALL, BY INTERNET OR BY MAIL. JUST FOLLOW THE INSTRUCTIONS THAT APPEAR ON YOUR ENCLOSED PROXY CARD. PLEASE HELP THE FUNDS AVOID THE COST OF A FOLLOW-UP MAILING BY VOTING TODAY.

July __, 2001
                                        James L. Chosy
                                        Secretary

                                 PROXY STATEMENT
                     AMERICAN MUNICIPAL TERM TRUST INC.--II
                     AMERICAN MUNICIPAL TERM TRUST INC.--III
                       MINNESOTA MUNICIPAL TERM TRUST INC.
                     MINNESOTA MUNICIPAL TERM TRUST INC.--II
                    AMERICAN MUNICIPAL INCOME PORTFOLIO INC.
                    MINNESOTA MUNICIPAL INCOME PORTFOLIO INC.

                ANNUAL MEETING OF SHAREHOLDERS -- AUGUST 27, 2001

         The enclosed proxy is solicited by the Board of Directors of American Municipal Term Trust Inc.--II, American Municipal Term Trust Inc.--III, Minnesota Municipal Term Trust Inc. , Minnesota Municipal Term Trust Inc.--II, American Municipal Income Portfolio Inc. and Minnesota Municipal Income Portfolio Inc. (individually, a "Fund" and collectively, the "Funds") in connection with each Fund's annual meeting of shareholders to be held Monday, August 27, 2001, and any adjournments thereof.

         The investment adviser for the Funds is U.S. Bancorp Piper Jaffray Asset Management, Inc. (the "Adviser") and the administrator for the Funds is U.S. Bank National Association ("U.S. Bank"). The address of the Funds, the Adviser and U.S. Bank is 601 Second Avenue South, Minneapolis, Minnesota 55402.

         The costs of solicitation, including the cost of preparing and mailing the Notice of Meeting of Shareholders and this Proxy Statement, will be allocated among and borne by the Funds. Mailing of the Notice of Meeting of Shareholders and this Proxy Statement will take place on approximately July 16, 2001. Representatives of the Adviser may, without cost to the Funds, solicit proxies on behalf of management of the Funds by means of mail, telephone or personal calls. The Adviser may also arrange for an outside firm, Georgeson Shareholder Communications Inc., to solicit shareholder votes by telephone on behalf of American Municipal Term Trust--II and Minnesota Municipal Term Trust. This procedure is expected to cost approximately $_____, which will be allocated between and paid by the two Funds based on their relative net assets.

         In order for the shareholder meeting to go forward for a Fund, there must be a quorum. This means that at least a majority of that Fund's shares must be represented at the meeting -- either in person or by proxy. All returned proxies count toward a quorum, regardless of how they are voted. An abstention will be counted as shares present at the meeting in determining whether a proposal has been approved, and will have the same effect as a vote "against" the proposal. If a shareholder withholds authority to vote on a director, the shareholder will not be considered as present and entitled to vote on the election of that director. Similarly, if a proxy is returned with a broker non-vote on a proposal, the shareholder will not be counted as present and entitled to vote with respect to that proposal. (Broker non-votes are shares for which (a) the underlying owner has not voted and (b) the broker holding the shares does not have discretionary authority to vote on the particular matter.) If a quorum is not obtained or if sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. In determining whether to adjourn the meeting, the following factors may be considered: the nature of the proposal; the percentage of votes actually cast; the percentage of negative votes actually cast; the nature of any further solicitation; and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require a vote in favor of the adjournment by the holders of a majority of the shares present in person or by proxy at the meeting (or any adjourned meeting).

         You may revoke your proxy at any time up until voting results are announced at the shareholder meeting. You can do this by writing to the Funds' Secretary, or by voting in person at the meeting and notifying the election judge that you are revoking your proxy. In addition, you can revoke a prior proxy simply by voting again -- using your original proxy card or by internet or toll-free telephone call. If you return an executed proxy card without instructions, your shares will be voted "for" each proposal.

         So far as the Board of Directors is aware, no matters other than those described in this Proxy Statement will be acted upon at the meeting. Should any other matters properly come before the meeting calling for a vote of shareholders, it is the intention of the persons named as proxies to vote upon such matters according to their best judgment.

         The following table indicates which shareholders are solicited with respect to each proposal:

                                                                                 COMMON              PREFERRED
                                                                            SHAREHOLDERS OF       SHAREHOLDERS OF
                                                                           AMERICAN MUNICIPAL   AMERICAN MUNICIPAL
                                               COMMON        PREFERRED     TERM TRUST II AND     TERM TRUST II AND
                                            SHAREHOLDERS   SHAREHOLDERS   MINNESOTA MUNICIPAL   MINNESOTA MUNICIPAL
PROPOSAL                                    OF ALL FUNDS   OF ALL FUNDS     TERM TRUST ONLY       TERM TRUST ONLY
--------                                    ------------   ------------     ---------------       ---------------
Elect eight directors (Robert J. Dayton,
Andrew S. Duff, Andrew M. Hunter III, John
M. Murphy, Jr., Richard K. Riederer, Joseph       X              X                N/A                   N/A
D. Strauss, Virginia L. Stringer and James
M. Wade)

Elect two directors (Roger A. Gibson and
Leonard W. Kedrowski)                            N/A             X                N/A                   N/A

Ratify the selection of independent public
accountants                                       X              X                N/A                   N/A

Approve a Plan of Liquidation and Dissolution    N/A            N/A                X                     X

         Only shareholders of record of each Fund on July 5, 2001 may vote at the meeting or any adjournment thereof. As of that date, the Funds had the following numbers of issued and outstanding common and preferred shares:

                       AMERICAN      AMERICAN                    MINNESOTA      AMERICAN      MINNESOTA
                      MUNICIPAL     MUNICIPAL     MINNESOTA      MUNICIPAL      MUNICIPAL     MUNICIPAL
                      TERM TRUST    TERM TRUST    MUNICIPAL      TERM TRUST      INCOME        INCOME
                          II           III        TERM TRUST         II         PORTFOLIO     PORTFOLIO
                     ------------  ------------  ------------   ------------   -----------   -----------
Common Shares
Preferred Shares          980         1,064            432            694         1,740         1,244

         Each shareholder of a Fund is entitled to one vote for each share held. None of the matters to be presented at the meeting will entitle any shareholder to cumulative voting or appraisal rights. No person, to the knowledge of Fund management, was the beneficial owner of more than 5% of any class of voting shares of any Fund as of July 5, 2001, except as follows:

                                                                                               NUMBER OF     PERCENTAGE
                                                                                               SHARES OF    OWNERSHIP OF
FUND*                               NAME AND ADDRESS OF BENEFICIAL OWNER                     COMMON STOCK   COMMON STOCK
----                                ------------------------------------                     ------------   ------------
American Municipal Term Trust II    Sit Investment Associates, Inc. and affiliated entities
                                    ("Sit Investment Associates")
                                    4600 Norwest Center
                                    Minneapolis, MN

                                    Karpus Management, Inc. ("Karpus Management")
                                    14 Toby Village Office Park
                                    Pittsford, NY

American Municipal Term Trust III

Minnesota Municipal Term Trust

Minnesota Municipal Term Trust II

American Municipal Income Portfolio

Minnesota Municipal Income Portfolio

-----------------------
* For each of the Funds, the directors, nominees for director and executive officers, as a group, beneficially owned less than 1% of each class of outstanding shares as of July 5, 2001.

         A COPY OF EACH FUND'S MOST RECENT ANNUAL REPORT IS AVAILABLE TO SHAREHOLDERS UPON REQUEST. IF YOU WOULD LIKE TO RECEIVE A COPY, PLEASE CONTACT THE FUNDS AT 601 SECOND AVENUE SOUTH, MINNEAPOLIS, MINNESOTA 55402, OR CALL 800-722-7161 [CONFIRM TELEPHONE NUMBER] AND ONE WILL BE SENT, WITHOUT CHARGE, BY FIRST-CLASS MAIL WITHIN THREE BUSINESS DAYS OF YOUR REQUEST.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

         At the meeting, shareholders of each Fund will be asked to elect the nominees listed below as members of that Fund's Board of Directors, thereby setting the number of directors for each Fund at ten. Each of the nominees other than Messrs. Duff, Riederer and Wade is currently a director of each Fund and has served as such since August 1998, except for Mr. Murphy, who has served as a director of the Funds since June 1999. Messrs. Duff, Riederer and Wade have been nominated to fill a vacancy left by Robert L. Spies, a current director who is not standing for re-election, and to fill two newly created vacancies resulting from an increase in the number of directors from eight to ten.

         Under normal circumstances, each Fund's preferred shareholders are entitled to elect two of the Fund's directors, and the remaining directors are to be elected by the preferred shareholders and the common shareholders, voting together as a single class. The nominees for director to be elected by the preferred shareholders are Roger A. Gibson and Leonard W. Kedrowski. The remaining nominees listed below are to be elected by the preferred shareholders and the common shareholders, voting together.

         It is intended that the enclosed proxy will be voted for the election of the persons named below as directors of each Fund unless such authority has been withheld in the proxy. The term of office of each person elected will be until the next annual meeting of shareholders or until his or her successor is duly elected and shall qualify. Pertinent information regarding each nominee's principal occupation and business experience during the past five years is set forth below. Unless otherwise indicated, all positions have been held more than five years. Each nominee also serves (or, in the case of the new nominees, has been nominated to serve) as a director of all other closed-end and open-end investment companies managed by the Adviser (the "Fund Complex"). There are currently a total of eleven closed-end investment companies and four open-end investment companies consisting of 43 funds in the Fund Complex.

                            PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE DURING
NAME AND AGE                PAST 5 YEARS
------------                ---------------------------------------------------

Robert J. Dayton, 59        Retired; formerly Chief Executive Officer
                            (1993-2001) and Chairman (1989-1993) of Okabena
                            Company (a private family investment office).

Andrew S. Duff,* 43         President and Chief Executive Officer of U.S.
                            Bancorp Piper Jaffray and Vice Chairman of U.S. Bank
                            National Association since 2000; President and Chief
                            Operating Officer of U.S. Bancorp Piper Jaffray
                            (1995-2000); employee at Piper Jaffray since 1980.

Roger A. Gibson, 55         Vice President of Cargo for United Airlines since
                            2001; Vice President of North America-Mountain
                            Region for United Airlines (1995-2001); employed at
                            United Airlines since 1967.

Andrew M. Hunter III, 54    Chairman of Hunter, Keith Industries, Inc., a
                            diversified manufacturing and management services company, since 1975.

Leonard W. Kedrowski, 59    Owner of Executive Management Consulting, Inc., a
                            management consulting firm; Chief Executive Officer of Creative Promotions International LLC, promotional award programs and products; Vice
                            President, Chief Financial Officer, Treasurer,
                            Secretary and Director of Anderson Corporation, a large privately-held manufacturer of wood windows
                            (1983-1992).

John M. Murphy, Jr.,*  59   Chairman Minnesota - U.S. Bancorp since 2000;
                            Executive Vice President of U.S. Bancorp since
                            January 1999; Chairman and Chief Investment Officer of First American Asset Management and U.S. Bank
                            Trust, N.A., and Executive Vice President of U.S.
                            Bancorp (1991-1999).

Richard K. Riederer, 57     Retired; President and Chief Executive Officer of
                            Weirton Steel (1995-2001); Director of Weirton Steel
                            (1993-2001); Executive Vice President and Chief
                            Financial Officer, Weirton Steel (1994-1995); Vice
                            President of Finance and Chief Financial Officer,
                            Weirton Steel (1989-1994).

Joseph D. Strauss, 61       Owner and President, Strauss Management Company
                            since 1993; owner and President, Community Resource
                            Partnerships, Inc., a community business retention survey company, since 1993; attorney at law.

                            PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE DURING
NAME AND AGE                PAST 5 YEARS
------------                ---------------------------------------------------

Virginia L. Stringer, 56    Owner and President, Strategic Management Resources,
                            Inc., since 1993; formerly President and Director of The Inventure Group, a management consulting and training company, President of Scott's, Inc., a transportation company, and Vice President of Human
                            Resources of The Pillsbury Company.

James M. Wade, 57           Owner and President, Jim Wade Homes, a manufacturing
                            company, since 1999; Vice President and Chief
                            Financial Officer, Johnson Controls, Inc. (a controls manufacturing company) (January 1987-May
                            1991).

-----------------------
* Denotes directors who are considered to be "interested persons" (as defined by the Investment Company Act of 1940, as amended) of the Funds. Mr. Duff and Mr. Murphy are considered "interested" as a result of their positions with U.S. Bancorp and other entities affiliated with the Adviser.

         No director of the Funds has any material interest in any material transaction that occurred since the beginning of any Fund's most recently completed fiscal year, or in any proposed material transaction to which U.S. Bank or any of its affiliates was or is to be a party.

         The Board of Directors of each Fund has established an Audit Committee which currently consists of Messrs. Gibson, Spies and Strauss, Ms. Stringer (ex officio) and Mr. Kedrowski, who serves as its chairperson. Although Mr. Spies (who is not standing for re-election) is considered an "interested person" of the Funds under the Investment Company Act of 1940, as amended (the "1940 Act"), each member of the Audit Committee has been determined by the Board of Directors to be "independent" within the meaning of the listing standards of the New York and American Stock Exchanges. The Audit Committee met four times during the fiscal year of American Municipal Term Trust II, American Municipal Term Trust III, Minnesota Municipal Term Trust and Minnesota Municipal Term Trust II ended December 31, 2000 and five times during the fiscal year of American Municipal Income Portfolio and Minnesota Municipal Income Portfolio ended January 31, 2001. A copy of the Audit Committee charter is attached to this proxy statement as Appendix A.

         Each Board of Directors also has a Nominating Committee, the functions of which are, among others, to recommend to the Board nominees for election as directors consistent with the needs of the Board and the Funds and to recommend to the Board compensation plans and arrangements for directors. Current members of the Nominating Committee are Messrs. Gibson and Kedrowski, Ms. Stringer (ex officio), and Mr. Hunter, who serves as its chairperson. The Nominating Committee met four times during the last fiscal year of each Fund. Any recommendations for nominees should be directed to the Secretary of the Funds, who will forward them to the Nominating Committee. The Nominating Committee will consider nominees recommended by shareholders if the Committee is considering other nominees at the time of the recommendation and if the nominee meets the Committee's criteria.

         During the last fiscal year of each Fund there were five meetings of the Board of Directors. Each incumbent director attended at least 75% of all meetings of the Board of Directors and of committees of which he or she was a regular member that were held while he or she was serving on the Board of Directors or on such committee, except that Mr. Dayton attended 71% of the meetings held during the fiscal year ended December 31, 2000.

         No compensation is paid by the Funds to any director who is an officer or employee of the Adviser or any of its affiliates. Each director, other than the Chair, currently receives an annual retainer from the Fund Complex of $27,000 and a fee of $4,000 for each full Board meeting attended. The Board Chair receives an annual retainer of $40,500 and a fee of $6,000 for each full Board meeting attended. Each committee member, other than the chair of the applicable committee, receives a fee of $1,200 for each committee meeting attended; the chair of a committee receives a fee of $1,800 for each meeting attended. Directors also receive a fee of $500 for telephonic Board or committee meetings. The Board or committee Chair receives a fee of $750 for such meetings. Directors are also reimbursed for travel expenses and, in certain cases, receive a per diem fee of $1,500 when traveling out of town on Fund business. The amounts specified in this paragraph are allocated among the Funds and the other closed- and open-end investment companies in the Fund Complex on the basis of net assets.

         The directors may elect to defer payment of up to 100% of the fees they receive in accordance with a Deferred Compensation Plan (the "Plan"). Under the Plan, a director may elect to have his or her deferred fees treated as if they had been invested in shares of one or more funds and the amount paid to the director under the Plan will be determined based on the performance of such investments. Distributions may be taken in a lump sum or over a period of years. The Plan will remain unfunded for federal income tax purposes under the Internal Revenue Code of 1986, as amended. Deferral of director fees in accordance with the Plan will have a negligible impact on Fund assets and liabilities and will not obligate the Funds to retain any director or pay any particular level of compensation. The Funds do not provide any other pension or retirement benefits to directors.

         The following table sets forth the compensation received by each director from each Fund for its most recent fiscal year, as well as the total compensation received by each director from the Fund Complex for the twelve months ended December 31, 2000. Mr. Murphy did not receive any compensation from any of the Funds during these periods.

                                                                     AGGREGATE                    AGGREGATE
                      AGGREGATE       AGGREGATE       AGGREGATE    COMPENSATION     AGGREGATE    COMPENSATION      TOTAL
                     COMPENSATION   COMPENSATION    COMPENSATION       FROM        COMPENSATION      FROM       COMPENSATION
                    FROM AMERICAN  FROM AMERICAN        FROM         MINNESOTA    FROM AMERICAN    MINNESOTA     FROM FUND
                      MUNICIPAL       MUNICIPAL       MINNESOTA      MUNICIPAL      MUNICIPAL      MUNICIPAL    COMPLEX PAID
                    TERM TRUST II  TERM TRUST III     MUNICIPAL    TERM TRUST II      INCOME        INCOME      TO DIRECTORS
 NAME OF DIRECTOR        (1)             (2)       TERM TRUST (3)       (4)       PORTFOLIO (5)  PORTFOLIO (6)     (7)(8)
------------------  -------------  --------------  --------------  -------------  -------------  -------------  ------------
Robert J. Dayton     $     193       $     140       $     147       $      88      $     208      $     149     $  57,200

Roger A. Gibson            421             306             320             193            454            327        55,400

Andrew M. Hunter           663             482             504             303            715            514        56,000

Leonard W. Kedrowski       463             336             351             212            498            358        60,800

Robert L. Spies(9)         749             544             569             342            807            580        63,200

Joseph D. Strauss          357             259             271             163            384            276        70,400

Virginia L. Stringer       263             191             200             120            284            204        78,100

-----------------------
(1) Includes amounts deferred pursuant to the Deferred Compensation Plan as follows: Gibson, $328; Hunter, $663; Kedrowski, $360; Spies, $749; and Strauss, $167.
(2) Includes amounts deferred pursuant to the Deferred Compensation Plan as follows: Gibson, $238; Hunter, $482; Kedrowski, $262; Spies, $544; and Strauss, $121.
(3) Includes amounts deferred pursuant to the Deferred Compensation Plan as follows: Gibson, $249; Hunter, $504; Kedrowski, $274; Spies, $569; and Strauss, $127.
(4) Includes amounts deferred pursuant to the Deferred Compensation Plan as follows: Gibson, $150; Hunter, $303; Kedrowski, $165; Spies, $342; and Strauss, $76.
(5) Includes amounts deferred pursuant to the Deferred Compensation Plan as follows: Gibson, $354; Hunter, $715; Kedrowski, $388; Spies, $807; and Strauss, $180.
(6) Includes amounts deferred pursuant to the Deferred Compensation Plan as follows: Gibson, $254; Hunter, $514; Kedrowski, $279; Spies, $580; and Strauss, $129.
(7) Includes amounts deferred pursuant to the Deferred Compensation Plan as follows: Gibson, $27,700; Hunter, $56,000; Kedrowski, $30,400; Spies, $63,200; and Strauss, $14,080.
(8) As of December 31, 2000, the Fund Complex consisted of four open-end and twelve closed-end investment companies, totaling 44 funds, managed by the Adviser, including the Funds.
(9)  Mr. Spies is not standing for re-election.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE IN FAVOR OF ALL NOMINEES TO SERVE AS DIRECTORS. For each Fund, (i) the vote of a majority of the preferred shares represented at the meeting is sufficient for the election of Mr. Gibson and Mr. Kedrowski, provided at least a quorum (a majority of the outstanding preferred shares) is represented in person or by proxy, and
(ii) the vote of a majority of the preferred shares and common shares represented at the meeting, voting together as a single class, is sufficient for the election of each of the other nominees, provided at least a quorum (a majority of the outstanding preferred shares and common shares) is represented in person or by proxy. Unless otherwise instructed, the proxies will vote for all nominees. In the event any of the above nominees are not candidates for election at the meeting due to events not now known or anticipated, the proxies will vote for such other persons as the Board of Directors may designate.

                                  PROPOSAL TWO
                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

         The 1940 Act provides that every registered investment company shall be audited at least once each year by independent public accountants selected by a majority of the directors of the investment company who are not interested persons of the investment company or its investment adviser. The 1940 Act requires that the selection be submitted for ratification or rejection by the shareholders at their next annual meeting following the selection if, among other things, the Audit Committee is not composed solely of directors who are not interested persons, as defined in the 1940 Act, of the company.

         Based on the Audit Committee's recommendation, as discussed below under "Audit Committee Report," the directors, including a majority who are not interested persons of the Adviser or the Funds, have selected Ernst & Young LLP ("Ernst & Young") to be the Funds' independent public accountants for each Fund's current fiscal year. Ernst & Young examines the annual financial statements of the Funds and provides certain other non-audit and tax-related services to the Funds. Representatives of Ernst & Young are expected to be present at the meeting. These representatives will have the opportunity to make a statement to shareholders if they choose to do so and are expected to be available to respond to appropriate questions.

AUDIT COMMITTEE REPORT

         The Audit Committee recommends to the Funds' Board of Directors the appointment of each Fund's independent accountants. Management is responsible for the Funds' internal controls and the financial reporting process. The Funds' independent accountants are responsible for performing an independent audit of the Funds' financial statements in accordance with generally accepted auditing standards and to issue a report on the Funds' financial statements. The Audit Committee's responsibility is to monitor and oversee these processes.

         In this context, the Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that the Funds' financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees).

         The Funds' independent accountants also provided to the Audit Committee the written disclosure required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants the accounting firm's independence. The Committee also considered whether non-audit services provided by the independent accountants during the last fiscal year were compatible with maintaining the independent accountants' independence.

         Based upon the Audit Committee's discussion with management and the independent accountants and the Audit Committee's review of the representation of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended to the Board of Directors that, with respect to each Fund, the audited financial statements for the Fund's most recent fiscal year be included in the Fund's Annual Report for that fiscal year filed with the Securities and Exchange Commission.

                                        Members of the Audit Committee

                                        Leonard W. Kedrowski, Chair
                                        Roger A. Gibson
                                        Robert L Spies
                                        Joseph D. Strauss
                                        Virginia L. Stringer

FEES PAID TO ERNST & YOUNG

         AUDIT FEES. Ernst & Young billed $17,900 to each Fund during its most recently ended fiscal year for professional services rendered for the audit of the Fund's annual financial statements.

         FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. Ernst & Young did not provide any financial information systems design and implementation services to the Funds during their most recently ended fiscal years.

         ALL OTHER FEES. Ernst & Young billed each Fund $4,400 for tax-related services and $8,400 for audit-related services during such Fund's most recently ended fiscal year.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE IN FAVOR OF THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG. For each Fund, the vote of a majority of the shares represented at the meeting is sufficient for the ratification of the selection of the independent public accountants, provided at least a quorum (a majority of the outstanding shares) is represented in person or by proxy. The preferred shareholders and the common shareholders vote together as a single class. Unless otherwise instructed, the proxies will vote for the ratification of the selection of Ernst & Young as each Fund's independent public accountants.

                                 PROPOSAL THREE
                APPROVAL OF A PLAN OF LIQUIDATION AND DISSOLUTION
                   FOR AMERICAN MUNICIPAL TERM TRUST INC.--II
                     AND MINNESOTA MUNICIPAL TERM TRUST INC.

         Common shares of American Municipal Term Trust II and Minnesota Municipal Term Trust were first offered to the public in September 1991 and have been listed on the New York Stock Exchange since that time under the symbols "BXT" and "MNA," respectively. The investment objectives of American Municipal Term Trust II are to provide high current income exempt from regular federal income tax and to return to investors $10 per share of common stock then outstanding (the initial offering price per share) upon termination of the Fund. The investment objectives of Minnesota Municipal Term Trust are to provide high current income exempt from both regular federal income tax and State of Minnesota personal income tax and to return $10 per share (the initial offering price per share) to the holders of common stock outstanding upon termination of the Fund. Termination of each Fund is expected to occur on or shortly before April 15, 2002, although each Fund's termination may be extended to a date no later than April 15, 2007 to assist the Fund in meeting its objective of returning $10 per share of common stock.

         As of December 31, 2000, the net asset value per share of common stock was $10.80 for American Municipal Term Trust II and $10.41 for Minnesota Municipal Term Trust. The components of this net asset value can be summarized as follows:

                                                                             American         Minnesota
                                                                          Municipal Term      Municipal
                                                                             Trust II        Term Trust
                                                                         ----------------   ------------
Initial offering price                                                        $10.00            $10.00
Initial offering and underwriting expenses (common and preferred stock)      ($ 0.66)           ($0.66)
Accumulated realized gains or losses at 12/31/00                              $ 0.01            ($0.05)
                                                                              ------            -------
SUBTOTAL                                                                      $ 9.35             $9.29
                                                                              ------             -----
Dividend reserve (undistributed net investment income) at 12/31/00            $ 0.77             $0.65
Unrealized appreciation on investments at 12/31/00                            $ 0.68             $0.47
                                                                              ------             -----
NET ASSET VALUE PER SHARE ON 12/31/00                                         $10.80            $10.41
                                                                              ======            ======

         Each Fund's net asset value per share is expected to decline as the Fund nears its targeted termination date. Several factors are expected to contribute to this decline. A number of bonds currently held by the Funds have market values in excess of their maturity or redemption values. As the maturity and/or refunding dates of these bonds approach, their market prices will converge toward prices that are at or near their maturity or refunding prices. In addition, as the Funds approach termination and as opportunities arise, the Adviser may continue to sell longer maturity bonds in favor of bonds with shorter maturities, and lower coupons, that come due closer to the Funds' targeted termination date. Any gains realized as a result of these sales will be distributed to shareholders, reducing the respective Fund's net asset value. In addition, if the newly purchased, shorter-maturity bonds in a Fund's portfolio pay insufficient income to maintain the Fund's current dividend, the Fund's dividend reserve may be used to supplement dividends on the common and/or preferred stock. Nevertheless, the Adviser currently anticipates that each Fund will be able to return at least $10 per share to common shareholders on or shortly before April 15, 2002. However, in order for a Fund to do so, shareholder approval of the Fund's liquidation is required.

         On June 1, 2001, the Funds' Board of Directors held a meeting at which the liquidation of the Funds was discussed. Because of the likelihood that each Fund will be able to distribute $10 per share to common shareholders on or shortly before its targeted termination date of April 15, 2002, the Board adopted a Plan of Liquidation and Dissolution ("Liquidation Plan") for each Fund, subject to shareholder approval. A form of Liquidation Plan is attached as Appendix B to this Proxy Statement. If the Liquidation Plan is approved by shareholders of a Fund, the portfolio securities and other assets of the Fund will be sold, creditors will be paid or reserves for such payments will be established, and the net proceeds of such sales will be distributed to common shareholders in cash, pro rata in accordance with their shareholdings. These processes will commence at such time as the Adviser determines is necessary to result in the distribution of the Fund's assets to common shareholders in cash on or shortly before April 15, 2002.

         Before commencing the liquidation of a Fund, the Fund will redeem any shares of preferred stock that remain outstanding at a liquidation preference of $25,000 per share. American Municipal Term Trust II has announced that it will redeem 700 shares of preferred stock on July 17, 2001. The remainder of the shares of preferred stock of both Funds will be redeemed over time, as market conditions dictate. To date, having preferred stock outstanding has worked to the benefit of the common shareholders of both Funds. Intermediate- and long-term interest rates that the Funds have earned on investments made with the proceeds from the sale of preferred stock have generally been higher than the short-term rates the Funds have had to pay on the preferred stock. However, as longer-term bonds in each Fund's portfolio have matured, the Funds have reinvested the proceeds in shorter-term bonds maturing closer to the Funds' anticipated liquidation date, which have paid lower rates. Going forward, it is anticipated that proceeds from maturing bonds will be invested at rates that are lower than the interest rates the Funds are currently required to pay on their outstanding preferred stock. Thus, it will be advantageous to common shareholders to redeem preferred shares.

         Each Liquidation Plan provides that, if the Adviser does not believe that the Fund will be able to distribute at least $10 per share to common shareholders on April 15, 2002, the Adviser, in its sole discretion, may delay the commencement of liquidation in an attempt to enable the Fund to meet this objective, provided that the final distribution of the Fund's assets to common shareholders may occur no later than April 15, 2007. However, the Adviser currently anticipates that each Fund will be able to return at least $10 per share to common shareholders on or shortly before April 15, 2002. EVEN IF THE ADVISER BELIEVES, AT THE COMMENCEMENT OF THE LIQUIDATION PROCESS, THAT A FUND WILL BE ABLE TO DISTRIBUTE $10 PER SHARE, THERE CAN BE NO GUARANTEE THAT THIS WILL OCCUR.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE FOR THE LIQUIDATION PLAN.

DESCRIPTION OF THE LIQUIDATION PLAN AND RELATED TRANSACTIONS

         With respect to each of American Municipal Term Trust II and Minnesota Municipal Term Trust, if the Liquidation Plan is approved by the Fund's shareholders, the Fund will file a notice of intent to dissolve with the Minnesota Secretary of State at such time as the Adviser determines is necessary to result in the distribution of the Fund's asset to shareholders on or shortly before April 15, 2002, or such later date as the Adviser believes is necessary to assist the Fund in meeting its objective of returning $10 per share to common shareholders. The determination of this date will be in the sole discretion of the Adviser, provided that in no event will the final distribution of the Fund's assets to common shareholders be delayed to a date later than April 15, 2007. When such notice of intent to dissolve has been filed, the Fund will cease to carry on its business and will proceed to sell all of its portfolio securities and other assets for cash at one or more public or private sales and at such prices and on such terms and conditions as the Adviser determines to be reasonable and in the best interests of the Fund and its shareholders. The Fund then will apply its assets to the payment, satisfaction and discharge of all existing debts and obligations of the Fund, and distribute in one or more payments the remaining assets among the shareholders of the Fund, with each shareholder receiving his or her proportionate share of each liquidation distribution in cash. Thereafter, the Fund will file articles of dissolution with the Minnesota Secretary of State in accordance with Minnesota law. Upon such filing, the Fund will be statutorily dissolved and will cease to exist, and no shareholder will have any interest whatsoever in the Fund. The expenses of liquidation of the Fund will be borne by the Fund.

         If the Liquidation Plan for a Fund is adopted by the Fund's shareholders, the Adviser currently estimates that the liquidation distributions will be paid to shareholders on or before April 15, 2002. However, the exact date of the liquidation distributions will depend on the time required to liquidate the Fund's assets. The Fund may, if deemed appropriate, hold back sufficient assets to deal with any disputed claims or other contingent liabilities which may then exist against the Fund. Any amount that is held back relating to any such claim will be deducted pro rata from the net assets distributable to shareholders and held until the claim is settled or otherwise determined. The Adviser does not anticipate, however, that it will be necessary to hold back any assets to deal with disputed claims or other contingent liabilities. Articles of dissolution may not be filed by the Fund until claims of all known creditors and claimants have been paid or adequately provided for. In the event that claims are not adequately provided for or are brought after dissolution by previously unknown creditors or claimants, Fund directors and officers could be held personally liable. In addition, claims possibly could be pursued against shareholders to the extent of distributions received by them in liquidation.

         Neither Fund currently intends to create a trust to administer liquidation distributions; however, in the event a Fund is unable to distribute all of its assets pursuant to the Liquidation Plan because of its inability to locate shareholders to whom liquidation distributions are payable, the Fund may create a liquidating trust with a financial institution and deposit any remaining assets of the Fund in such trust for the benefit of the shareholders that cannot be located. The expenses of any such trust will be charged against the liquidation distributions held therein.

         As soon as practicable after the distribution of all a Fund's assets in complete liquidation, the officers of the Fund will close the books of the Fund and prepare and file, in a timely manner, any and all required income tax returns and other documents and instruments. The Fund will also file a Form N-8F with the Securities and Exchange Commission when it has distributed substantially all of its assets to shareholders and has effected, or is in the process of effecting, a winding up of its affairs in order to deregister the Fund under the 1940 Act, and file, or cause to be filed, any and all other reports, documents and instruments necessary to terminate the regulation of the Fund and its business and affairs by the Commission.

         If shareholders of either Fund do not approve the Liquidation Plan, the Fund's Board of Directors will consider other options, including asking shareholders to approve conversion of the Fund to a "perpetual" fund without a termination date, or resubmitting the Liquidation Plan to shareholders.

EXCHANGE OF STOCK CERTIFICATES FOR LIQUIDATION DISTRIBUTIONS

         Prior to completion of the liquidation of a Fund, the Fund will send to its shareholders of record (shareholders with stock certificates) a letter of transmittal form for the purpose of exchanging each shareholder's Fund shares for liquidation distributions. Shareholders whose shares are held in the name of their broker or other financial institution will receive their distributions through their nominee firms. No amount will be distributed by the Fund to a shareholder of record unless and until such shareholder delivers to the Fund a signed letter of transmittal form and the certificates representing the shareholder's Fund shares or, in the event a share certificate has been lost, a lost certificate affidavit and such surety bonds and other documents and instruments as are reasonably required by the Fund, together with appropriate forms of assignment, endorsed in blank and with any and all signatures thereon guaranteed by a financial institution reasonably acceptable to the Fund.

         If the Liquidation Plan is adopted, each Fund anticipates that its shares will stop trading on the New York Stock Exchange shortly before the Fund's final liquidation distribution. Prior to that time, the right of a shareholder to sell his or her Fund shares on the Exchange will not be impaired. Each Fund expects that on or about the date of its final liquidation distribution, the listing of the Fund's shares on the Exchange will terminate.

FEDERAL INCOME TAX CONSEQUENCES

         PAYMENT BY A FUND OF LIQUIDATION DISTRIBUTIONS TO SHAREHOLDERS WILL BE A TAXABLE EVENT. BECAUSE THE INCOME TAX CONSEQUENCES FOR A PARTICULAR SHAREHOLDER MAY VARY DEPENDING ON INDIVIDUAL CIRCUMSTANCES, EACH SHAREHOLDER IS URGED TO CONSULT HIS OR HER OWN TAX ADVISER CONCERNING THE FEDERAL, STATE AND LOCAL TAX CONSEQUENCES OF RECEIPT OF A LIQUIDATION DISTRIBUTION.

         Each Fund currently qualifies, and intends to continue to qualify through the end of the liquidation period, for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended, so that it will be relieved of federal income tax on any investment company taxable income or net capital gain (the excess of net long-term capital gain over net short-term capital loss) from the sale of its assets to the extent that it distributes such investment company taxable income and net capital gain to shareholders.

         The payment of liquidation distributions will be a taxable event to shareholders. Each shareholder will be viewed as having sold his or her Fund shares for an amount equal to the liquidation distribution(s) he or she receives. Each shareholder will recognize gain or loss in an amount equal to the difference between (a) the shareholder's adjusted basis in the Fund shares, and
(b) such liquidation distribution(s). The gain or loss will be capital gain or loss to the shareholder if the Fund shares were capital assets in the shareholder's hands and generally will be long-term if the Fund shares were held for more than one year before the liquidation distribution is received.

         Each Fund generally will be required to withhold tax at the rate of 31% with respect to any liquidation distribution paid to individuals and certain other non-corporate shareholders who fail to certify to the Fund that their social security number or taxpayer identification number provided to the Fund is correct and that the shareholder is not subject to back-up withholding.

         The foregoing summary is generally limited to the material federal income tax consequences to shareholders who are individual United States citizens and who hold shares as capital assets. It does not address the federal income tax consequences to shareholders who are corporations, trusts, estates, tax-exempt organizations or non-resident aliens. This summary also does not address state or local tax consequences. Shareholders are urged to consult their own tax advisers to determine the extent of the federal income tax liability they would incur as a result of receiving a liquidation distribution, as well as any tax consequences under any applicable state, local or foreign laws.

FINANCIAL HIGHLIGHTS

         The following financial highlights for the Funds for the fiscal years ended December 31, 1999 and 2000 have been audited by Ernst & Young LLP, independent auditors, whose report thereon appears in the Funds' annual reports to shareholders for such year. Financial highlights for each of the three years in the period ended December 31, 1998 were audited by KPMG LLP, whose report dated February 12, 1999 expressed an unqualified opinion.

                     AMERICAN MUNICIPAL TERM TRUST INC.--II

                                                                                    YEAR ENDED DECEMBER 31,
                                                                 ------------------------------------------------------------
                                                                   2000         1999        1998(g)       1997         1996
                                                                 --------     --------     --------     --------     --------
PER-SHARE DATA
Net asset value, common stock, beginning of period ...........   $  10.82     $  11.55     $  11.60     $  11.43     $  11.71
                                                                 --------     --------     --------     --------     --------
Operations:
  Net investment income ......................................       0.84         0.88         0.89         0.89         0.90
  Net realized and unrealized gains (losses) on investments ..       0.01        (0.72)       (0.09)        0.14        (0.35)
                                                                 --------     --------     --------     --------     --------
   Total from operations .....................................       0.85         0.16         0.80         1.03         0.55
                                                                 --------     --------     --------     --------     --------
Distributions to shareholders:
  From net investment income
   Paid to common shareholders ...............................      (0.65)       (0.72)       (0.62)       (0.62)       (0.62)
   Paid to preferred shareholders ............................      (0.20)       (0.17)       (0.18)       (0.17)       (0.17)
  From net realized gains
   Paid to common shareholders ...............................      (0.01)          --        (0.04)       (0.05)       (0.03)
   Paid to preferred shareholders ............................      (0.01)          --        (0.01)       (0.02)       (0.01)
                                                                 --------     --------     --------     --------     --------
        Total distributions to shareholders ..................      (0.87)       (0.89)       (0.85)       (0.86)       (0.83)
                                                                 --------     --------     --------     --------     --------
Net asset value, common stock, end of period .................   $  10.80     $  10.82     $  11.55     $  11.60     $  11.43
                                                                 ========     ========     ========     ========     ========
Market value, common stock, end of period ....................   $  10.44     $  10.13     $  11.56     $  11.38     $  10.75
                                                                 ========     ========     ========     ========     ========

SELECTED INFORMATION
Total return, common stock, net asset value (a) ..............       6.16%       (0.13)%       5.36%        7.57%        3.33%
Total return, common stock, market value (b) .................       9.86%       (6.49)%       7.65%       12.46%        7.66%
Net assets at end of period (in millions) ....................    $   116     $    117     $    122     $    122     $    121
Ratio of expenses to average weekly net assets
 applicable to common stock (c) ..............................       0.98%        0.97%        0.89%        0.91%        0.92%
Ratio of net investment income to average weekly net
 assets applicable to common stock (d) (e) ...................       6.00%        6.33%        6.12%        6.21%        6.41%
Portfolio turnover rate (excluding short-term securities) ....         15%           2%           2%           6%           6%
Remarketed preferred stock outstanding end of period
 (in millions) ...............................................   $     37     $     37     $     37     $     37     $     37
Asset coverage per share (in thousands) (f) ..................   $     79     $     79     $     82     $     83     $     82
Liquidation preference and market value per share (in
 thousands) ..................................................   $     25     $     25     $     25     $     25     $     25

------------------
(a) Assumes reinvestment of distributions at net asset value and does not reflect a sales charge.
(b) Assumes reinvestment of distributions at actual prices pursuant to the Fund's dividend reinvestment plan.

(c) Ratio of expenses to total average weekly net assets is 0.67%, 0.67%, 0.62%, 0.64% and 0.64% for fiscal years 2000, 1999, 1998, 1997 and 1996, respectively. Dividend payments to preferred shareholders are not considered an expense.
(d) Ratio reflects total net investment income less dividends paid to preferred shareholders from net investment income divided by net assets applicable to common stock.
(e) Ratio of net investment income to total average weekly net assets is 5.36%, 5.44%, 5.32%, 5.36% and 5.48% for fiscal years 2000, 1999, 1998, 1997 and
     1996, respectively.
(f)  Represents total net assets divided by preferred stock outstanding.
(g) Effective August 10, 1998, the advisor was changed from Piper Capital Management Incorporated to U.S. Bank.

                       MINNESOTA MUNICIPAL TERM TRUST INC.

                                                                                    YEAR ENDED DECEMBER 31,
                                                                 ------------------------------------------------------------
                                                                   2000         1999        1998(g)       1997         1996
                                                                 --------     --------     --------     --------     --------
PER-SHARE DATA
Net asset value, common stock, beginning of period ...........   $  10.38     $  11.12     $  11.28     $  11.15     $  11.31
                                                                 --------     --------     --------     --------     --------
Operations:
  Net investment income ......................................       0.80         0.78         0.86         0.88         0.87
  Net realized and unrealized gains (losses) on investments ..       0.05        (0.64)       (0.08)        0.07        (0.25)
                                                                 --------     --------     --------     --------     --------
   Total from operations .....................................       0.85         0.14         0.78         0.95         0.62
                                                                 --------     --------     --------     --------     --------
Distributions to shareholders:
  From net investment income
   Paid to common shareholders ...............................      (0.61)       (0.72)       (0.66)       (0.61)       (0.61)
   Paid to preferred shareholders ............................      (0.21)       (0.16)       (0.15)       (0.16)       (0.16)
  From net realized gains
   Paid to common shareholders ...............................         --           --        (0.10)       (0.04)       (0.01)
   Paid to preferred shareholders ............................         --           --        (0.03)       (0.01)          --
                                                                 --------     --------     --------     --------     --------
        Total distributions to shareholders ..................      (0.82)       (0.88)       (0.94)       (0.82)       (0.78)
                                                                 --------     --------     --------     --------     --------
Net asset value, common stock, end of period .................   $  10.41     $  10.38     $  11.12     $  11.28     $  11.15
                                                                 ========     ========     ========     ========     ========
Market value, common stock, end of period ....................   $  10.00     $   9.81     $  11.44     $  11.13     $  10.50
                                                                 ========     ========     ========     ========     ========

SELECTED INFORMATION
Total return, common stock, net asset value (a) ..............       6.36%       (0.16)%       5.47%        7.15%        4.23%
Total return, common stock, market value (b) .................       8.25%       (8.15)%      10.04%       12.48%        4.86%
Net assets at end of period (in millions) ....................   $     89     $     88     $     93     $     93     $     93
Ratio of expenses to average weekly net assets
 applicable to common stock (e) ..............................       1.03%        1.03%        0.96%        0.97%        0.99%
Ratio of net investment income to average weekly net
 assets applicable to common stock (c) (f) ...................       5.73%        5.79%        6.25%        6.37%        6.40%
Portfolio turnover rate (excluding short-term securities) ....         20%          19%          11%           8%           2%
Remarketed preferred stock outstanding end of period
 (in millions) ...............................................   $     29     $     29     $     29     $     29     $     29
Asset coverage per share (in thousands) (d) ..................   $     77     $     77     $     80     $     81     $     80
Liquidation preference and market value per share (in
 thousands) ..................................................   $     25     $     25     $     25     $     25     $     25

------------------
(a) Assumes reinvestment of distributions at net asset value and does not reflect a sales charge.
(b) Assumes reinvestment of distributions at actual prices pursuant to the Fund's dividend reinvestment plan.
(c) Ratio reflects total net investment income less dividends paid to preferred shareholders from net investment income divided by net assets applicable to common stock.
(d)  Represents total net assets divided by preferred stock outstanding.
(e) Ratio of expenses to total average weekly net assets is 0.70%, 0.70%, 0.66%, 0.67% and 0.68% for fiscal years 2000, 1999, 1998, 1997 and 1996, respectively. Dividends paid to preferred shareholders are not considered an expense.
(f) Ratio of net investment income to total average weekly net assets is 5.21%, 4.94%, 5.26%, 5.41% and 5.42% for fiscal years 2000, 1999, 1998, 1997 and
     1996, respectively.
(g) Effective August 10, 1998, the advisor was changed from Piper Capital Management Incorporated to U.S. Bank.

NET ASSET VALUE AND MARKET PRICE

         Each Fund's shares currently trade on the New York Stock Exchange. The following tables show the history of public trading of the Funds' shares, by quarter, for the last two fiscal years and for each full fiscal quarter since the beginning of the current fiscal year, as reported on the New York Stock Exchange.

                     AMERICAN MUNICIPAL TERM TRUST INC.--II

                                                                        PERCENTAGE             PERCENTAGE
                    NET ASSET VALUE          MARKET PRICE                DISCOUNT                PREMIUM
                 ---------------------  -----------------------   ----------------------  ---------------------
QUARTER ENDED       HIGH       LOW         HIGH         LOW          HIGH        LOW         HIGH        LOW
--------------   ---------  ----------  ----------  ----------    ----------  ----------  ----------  ---------
03/31/99         $   11.66  $   11.48   $  11.6875  $  11.2500        2.34%      0.41%       0.48%      0.19%
06/30/99             11.52      11.14      11.3750     10.6250        4.49%      1.17%        n/a        n/a
09/30/99             11.15      11.03      10.8750     10.1875        7.81%      2.47%        n/a        n/a
12/31/99             11.06      10.82      10.3750     10.0625        8.27%      5.60%        n/a        n/a
03/31/00             10.84      10.77      10.5000     10.1250        6.42%      3.45%        n/a        n/a
06/30/00             10.81      10.67      10.5000     10.1875        4.52%      3.22%        n/a        n/a
09/30/00             10.88      10.76      10.5625     10.2500        4.69%      2.92%        n/a        n/a
12/31/00             10.83      10.74      10.5000     10.3125        3.85%      2.82%        n/a        n/a
03/31/01             10.97      10.87      10.8000     10.5000        3.40%      0.92%        n/a        n/a
06/30/01                                                                  %          %           %          %

         On July 5, 2001, the high, low and closing prices of the shares of American Municipal Term Trust II quoted on the New York Stock Exchange were $_____, $_____ and $_____, respectively. The closing price on such date was at a discount of _____% from the net asset value of $_____ per share.

                       MINNESOTA MUNICIPAL TERM TRUST INC.

                                                                        PERCENTAGE             PERCENTAGE
                    NET ASSET VALUE          MARKET PRICE                DISCOUNT                PREMIUM
                 ---------------------  -----------------------   ----------------------  ---------------------
QUARTER ENDED       HIGH       LOW         HIGH         LOW          HIGH        LOW         HIGH        LOW
--------------   ---------  ----------  ----------  ----------    ----------  ----------  ----------  ---------
03/31/99         $   11.19  $   11.03   $  11.5000  $  11.0000        1.70%      0.22%       3.32%      0.34%
06/30/99             11.07      10.72      11.1250     10.4375        3.31%      0.63%       0.20%      0.20%
09/30/99             10.71      10.58      10.6250     10.0625        4.89%      1.59%        n/a        n/a
12/31/99             10.61      10.38      10.1875      9.8125        5.50%      3.39%        n/a        n/a
03/31/00             10.39      10.30      10.2500      9.6250        6.07%      1.57%        n/a        n/a
06/30/00             10.35      10.24      10.1250      9.8125        4.40%      1.83%        n/a        n/a
09/30/00             10.42      10.31      10.3125      9.9375        3.47%      1.03%        n/a        n/a
12/31/00             10.44      10.32      10.1875      9.8125        5.41%      2.04%        n/a        n/a
03/31/01             10.57      10.46      10.5200     10.0000        4.08%      0.29%        n/a        n/a
06/30/01                                                                  %          %           %          %

         On July 5, 2001, the high, low and closing prices of the shares of Minnesota Municipal Term Trust quoted on the New York Stock Exchange were $_____, $_____ and $_____, respectively. The closing price on such date was at a discount of _____% from the net asset value of $_____ per share.

REQUIRED VOTE

         For each Fund, the affirmative vote of a majority of the Fund's outstanding common and preferred shares, voting together as a single class, is required to approve the Liquidation Plan. THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE LIQUIDATION PLAN.

                         EXECUTIVE OFFICERS OF THE FUNDS

         Information about each executive officer's position and term of office with the Funds and business experience during the past five years is set forth below. Unless otherwise indicated, all positions have been held more than five years. No executive officer receives any compensation from the Funds.

NAME AND (AGE)                 POSITION/TERM OF OFFICE   BUSINESS EXPERIENCE DURING PAST FIVE YEARS
--------------                 -----------------------   ------------------------------------------
Thomas S. Schreier, Jr. (38)   President  since          President of the Adviser since May 2001; prior
                               February 2001             thereto, Chief Executive Officer of First American
                                                         Asset Management since December 2000 and of Firstar
                                                         Investment & Research Management Company ("FIRMCO")
                                                         since February 2000; Senior Managing Director and
                                                         Head of Equity Research of U.S. Bancorp Piper
                                                         Jaffray from 1998 to December 2000; Senior Airline
                                                         Analyst and Director of Equity Research of Credit
                                                         Suisse First Boston from 1996 to 1998.

Peter O. Torvik (47)           Vice President --         Director and Executive Vice President of the Adviser
                               Marketing since           since April 2001; prior thereto, Executive Vice
                               September 2000            President of First American Asset Management since
                                                         August 2000; President and Partner, DPG Group,
                                                         January 1995 to July 2000.

Jeffrey M. Wilson (44)         Vice President --         Senior Vice President of the Adviser since May 2001;
                               Administration since      prior thereto, Senior Vice President of First
                               February 2000             American Asset Management.

Marian E. Zentmyer (45)        Vice President --         Director and Chief Equity Investment Officer of the
                               Investments since         Adviser since April 2001; prior thereto, Board
                               June 2001                 member and Chief Equity Investment Officer of FIRMCO
                                                         since November 1998; Senior Vice President and
                                                         Senior Portfolio Manager of FIRMCO, 1993 to 1998.

Robert H. Nelson (37)          Treasurer since 1995      Senior Vice President of the Adviser since May 2001;
                                                         prior thereto, Senior Vice President of First
                                                         American Asset Management since 1998 and of FIRMCO
                                                         since February 2001; Senior Vice President of Piper
                                                         Capital Management Inc. from 1994 to 1998.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Based on Fund records and other information, the Funds believe that all Securities and Exchange Commission filing requirements applicable to their directors and officers, the Adviser and companies affiliated with the Adviser, pursuant to Section 16(a) of the Securities Exchange Act of 1934, with respect to each Fund's fiscal year end were satisfied, except that the Adviser filed late Forms 3 with respect to each Fund in connection with its assumption of the Funds' advisory contracts from its affiliate, U.S. Bank, in May 2001.

                              SHAREHOLDER PROPOSALS

         Under the Securities Exchange Act of 1934, Fund shareholders may submit proposals to be considered at the next Annual Meeting. Rule 14a-8 under the Exchange Act sets forth the procedures and requirements for requesting that a Fund include these proposals in its proxy statement. Any proposal submitted under Rule 14a-8 must be received at the Funds' offices, U.S. Bank Place, 601 Second Avenue South, Minneapolis, Minnesota 55402, no later than __________, 2002. Shareholders also may submit proposals to be voted on at the next Annual Meeting without having the proposals included in the Funds' proxy statement. These proposals are known as "non-Rule 14a-8 proposals." The Funds' proxies will be able to exercise their discretionary authority to vote all proxies with respect to any non-Rule 14a-8 proposal, unless written notice of the proposal is presented to the Fund not later than ___________, 2002.

Dated:   July __, 2001

                                        James L. Chosy
                                        Secretary

                                                                      APPENDIX A

                              FIRST AMERICAN FUNDS

                                 AUDIT COMMITTEE

                                     CHARTER


1. The First American Funds Complex Audit Committee (Audit Committee) shall be composed entirely of independent directors.(1) The Audit Committee shall be comprised of at least three members with one member appointed as chairperson. All committee members shall be financially literate(2) and at least one member shall have accounting or related financial management expertise.(3)

2.       The purposes of the Audit Committee are:

         a) to oversee the Funds' accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers;
         b) to oversee the quality of the Funds' financial statements and the independent audit thereof; and
         c) to act as a liaison between the Funds' independent auditors and the full Board of Directors.

         The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control and for preparing the Funds' financial statements, and the independent auditor's responsibility is to plan and carry out a proper audit of the financial statements.

         The outside auditor for the Funds is ultimately accountable to the Board of Directors and Audit Committee as representatives of shareholders. The Audit Committee and Board of Directors have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditor (or to nominate the outside auditor to be proposed for shareholder approval in any proxy statement).



-------------------------------
(1) A director shall be deemed "independent" for this purpose only if he or she is independent within the meaning of both the applicable New York Stock Exchange Rule and the applicable American Stock Exchange Rule. The full Board of Directors has reviewed information provided by each Audit Committee member and has found that each such member is "independent" within the meaning of these rules.

(2) For purposes of the applicable New York Stock Exchange Rule, the full Board of Directors, in its business judgment, interprets the term "financially literate" in a manner consistent with the counterpart American Stock Exchange Rule, as meaning that an Audit Committee member is able to read and understand fundamental financial statements, including a balance sheet, income statement and cash flow statement.

(3) For purposes of the applicable New York Stock Exchange Rule, the full Board of Directors, in its business judgment, interprets this qualification in a manner consistent with the counterpart American Stock Exchange Rule, as meaning that an Audit Committee member has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

3. To carry out its purposes, the Audit Committee shall have the following duties and powers:

         a) to review with management and the independent auditors the financial statements of closed-end funds included in the annual report to shareholders, including their judgment about the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements;
         b) to meet with the Funds' independent auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters or concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) to consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; (iv) to review the form of opinion the independent auditors propose to render to the Board and shareholders with respect to the Funds' financial statements; and (v) to review the results of internal audits of areas that impact the Funds;
         c) to consider the effect upon the Funds of any changes in accounting principles or practices proposed by management or the auditors;
         d) to ensure that the auditor submits on a periodic basis to the Audit Committee a formal written statement delineating all relationships between the auditor and the Funds, consistent the Independence Standards Board Statement No. 1, to engage in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor, to evaluate the independence of the auditor, and to recommend that the Board of Directors take appropriate action in response to the auditors' report to satisfy itself of the auditors' independence;
         e) to recommend the selection, retention or termination of auditors;
         f) to review the fees charged to the Funds by the auditors for audit and non-audit services;
         g) to investigate improprieties or suspected improprieties in Fund operations;
         h)       to review procedures to safeguard portfolio securities;
         i) to review the Funds' back-up procedures and disaster recovery plans (except those pertaining to primary pricing services system); and
         j) to report its activities to the full Board on a regular basis and to make such recommendation with respect to the above and other matters as the Committee may deem necessary or appropriate.

4. The Committee shall meet on a regular basis and is empowered to hold special meetings as circumstances require.

5.       The Committee shall regularly meet with the Treasurer of the Funds.

6. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the power to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel related to the Funds and the authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund(s).

7. The Committee shall review this Charter at least annually and recommend any changes to the full Board of Directors. The full Board of Directors shall approve this charter at least annually.

                                                                      APPENDIX B

                       PLAN OF LIQUIDATION AND DISSOLUTION
                   OF [AMERICAN MUNICIPAL TERM TRUST INC.--II]
                      [MINNESOTA MUNICIPAL TERM TRUST INC.]

         (a) After the date of approval of this Plan of Liquidation and Dissolution by the shareholders of [American Municipal Term Trust Inc.--II] [Minnesota Municipal Term Trust Inc.] (the "Corporation"), and at such time as is necessary to result in the distribution of the Corporation's assets to shareholders on or shortly before April 15, 2002, the proper officers of the Corporation shall perform such acts, execute and deliver such documents, and do all things as may be reasonably necessary or advisable to complete the liquidation and dissolution of the Corporation, including, but not limited to, the following: (i) file a notice of intent to dissolve with the Minnesota Secretary of State; (ii) sell all of the portfolio securities and any and all other property and assets of the Corporation for cash at one or more public or private sales and at such prices and on such terms and conditions as such officers shall determine to be reasonable and in the best interests of the Corporation and its shareholders; (iii) to the extent possible, prosecute, settle or compromise all claims or actions of the Corporation or to which the Corporation is subject; (iv) file Form 966 with the Internal Revenue Service, together with certified copies of the directors' and shareholders' resolutions approving this Plan; and (v) execute in the name and on behalf of the Corporation those contracts of sale, deeds, assignments, notices and other documents as in the judgment of such officers may be necessary, desirable or convenient in connection with the carrying out of the liquidation and dissolution of the Corporation. (All references in this Plan of Liquidation and Dissolution to the "proper officers of the Corporation" shall include, where appropriate, proper officers of the Corporation's investment adviser, acting on behalf of the Corporation.) Notwithstanding anything to the contrary set forth in this Plan of Liquidation and Dissolution, the proper officers of the Corporation may delay taking the foregoing actions if the Corporation's investment adviser does not believe that the Corporation will be able to return at least $10 per share to common shareholders on or shortly before April 15, 2002, provided that the final distribution of the Corporation's assets to shareholders may occur no later than April 15, 2007.

         (b) The proper officers of the Corporation then shall apply the assets of the Corporation to the payment, satisfaction and discharge of all existing debts and obligations of the Corporation and distribute in one or more payments the remaining assets among the shareholders of the Corporation, with each shareholder receiving his or her proportionate share of each payment.

         (c) The proper officers of the Corporation may, if such officers deem it appropriate, establish a reserve to meet any contingent liabilities of the Corporation, including any claims or actions to which the Corporation is subject, and any amount that is placed in such reserve shall be deducted from the net assets distributable to shareholders until the contingent liabilities have been settled or otherwise determined and discharged.

         (d) In the event the Corporation is unable to distribute all of the net assets distributable to shareholders because of the inability to locate shareholders to whom liquidation distributions are payable, the proper officers of the Corporation may create in the name and on behalf of the Corporation a liquidation trust with a financial institution and, subject to applicable abandoned property laws, deposit any remaining assets of the Corporation in such trust for the benefit of the shareholders that cannot be located. The expenses of any such trust shall be charged against the assets held therein.

         (e) As soon as practicable after the foregoing, the proper officers of the Corporation shall file articles of dissolution with the Secretary of State of the State of Minnesota in accordance with Minnesota law.

NOTICE OF ANNUAL
MEETING OF SHAREHOLDERS



TIME:
Monday, August 27, 2001
at 2:00 p.m.

PLACE:
U.S. Bank Place, 7th Floor
601 Second Avenue South
Minneapolis, Minnesota

IMPORTANT:
Please date and sign your
proxy card and return it promptly
using the enclosed reply envelope.













                                                     Book 1
                                                     Cusip Numbers:
                                                     027653-10-4     027653-20-3
                                                     027654-10-2     027654-20-1
                                                     604065-10-2     604065-20-1
                                                     604066-10-0     604066-20-9
                                                     027649-10-2     027649-20-1
                                                     604062-10-9     027649-30-0
                                                     604062-20-8     604062-30-7

                                                     FAAM-PS-AM2

                      [NAME OF FUND -- ALL FUNDS OTHER THAN
                     AMERICAN MUNICIPAL TERM TRUST INC.--II,
                      MINNESOTA MUNICIPAL TERM TRUST INC.]
                                  COMMON STOCK
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned appoints Thomas S. Schreier, Robert H. Nelson, Peter O. Torvik and Jeffery M. Wilson and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all common shares of [INSERT NAME OF FUND] (the "Fund"), held by the undersigned at the annual meeting of shareholders of the Fund to be held on August 27, 2001, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

THE PROXIES ARE INSTRUCTED:

1.   To vote:

      ___ FOR all nominees listed below (except as marked to the contrary below)

      ___ WITHHOLD AUTHORITY to vote for all nominees listed below

     NOMINEES: Robert J. Dayton, Andrew S. Duff, Andrew M. Hunter III, John M. Murphy, Jr., Richard K. Riederer, Joseph D. Strauss, Virginia L. Stringer and James M. Wade. (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below.)

--------------------------------------------------------------------------------

2. To vote: FOR ___ AGAINST ___ ABSTAIN ___ ratification of the selection of Ernst & Young LLP as independent public accountants for the Fund.

     In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

     THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE ABOVE MATTERS. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE -- NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.

                                        Dated: ___________________________, 2001

                                        ________________________________________

                                        ________________________________________
                                        IMPORTANT: Please date and sign this
                                        Proxy. If the stock is held jointly,
                                        signature should include both names.
                                        Executors, administrators, trustees,
                                        guardians, and others signing in a
                                        representative capacity should give
                                        their full title as such.

                      [NAME OF FUND -- ALL FUNDS OTHER THAN
                     AMERICAN MUNICIPAL TERM TRUST INC.--II,
                      MINNESOTA MUNICIPAL TERM TRUST INC.]
                                 PREFERRED STOCK
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned appoints Thomas S. Schreier, Robert H. Nelson, Peter O. Torvik and Jeffery M. Wilson, and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all preferred shares of [INSERT NAME OF FUND] (the "Fund"), held by the undersigned at the annual meeting of shareholders of the Fund to be held on August 27, 2001, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

THE PROXIES ARE INSTRUCTED:

1.   To vote:

      ___ FOR all nominees listed below (except as marked to the contrary below)

      ___ WITHHOLD AUTHORITY to vote for all nominees listed below

     NOMINEES: Robert J. Dayton, Andrew S. Duff, Roger A. Gibson, Andrew M. Hunter III, Leonard W. Kedrowski, John M. Murphy, Jr., Richard K. Riederer, Joseph D. Strauss, Virginia L. Stringer and James M. Wade. (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below.)

--------------------------------------------------------------------------------

2. To vote: FOR ___ AGAINST ___ ABSTAIN ___ ratification of the selection of Ernst & Young LLP as independent public accountants for the Fund.

     In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

     THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE ABOVE MATTERS. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE -- NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.

                                        Dated: ___________________________, 2001

                                        ________________________________________

                                        ________________________________________
                                        IMPORTANT: Please date and sign this
                                        Proxy. If the stock is held jointly,
                                        signature should include both names.
                                        Executors, administrators, trustees,
                                        guardians, and others signing in a
                                        representative capacity should give
                                        their full title as such.

           [NAME OF FUND -- AMERICAN MUNICIPAL TERM TRUST INC.--II OR
                      MINNESOTA MUNICIPAL TERM TRUST INC.]
                                  COMMON STOCK
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned appoints Thomas S. Schreier, Robert H. Nelson, Peter O. Torvik and Jeffery M. Wilson, and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all common shares of [INSERT NAME OF FUND] (the "Fund"), held by the undersigned at the annual meeting of shareholders of the Fund to be held on August 27, 2001, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

THE PROXIES ARE INSTRUCTED:

1.   To vote:

      ___ FOR all nominees listed below (except as marked to the contrary below)

      ___ WITHHOLD AUTHORITY to vote for all nominees listed below

     NOMINEES: Robert J. Dayton, Andrew S. Duff, Andrew M. Hunter III, John M. Murphy, Jr., Richard K. Riederer, Joseph D. Strauss, Virginia L. Stringer and James M. Wade. (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below.)

--------------------------------------------------------------------------------

2. To vote: FOR ___ AGAINST ___ ABSTAIN ___ ratification of the selection of Ernst & Young LLP as independent public accountants for the Fund.

3. To vote: FOR ___ AGAINST ___ ABSTAIN ___ the Plan of Liquidation and Dissolution.

     In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

     THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE ABOVE MATTERS. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE -- NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.

                                        Dated: ___________________________, 2001

                                        ________________________________________

                                        ________________________________________
                                        IMPORTANT: Please date and sign this
                                        Proxy. If the stock is held jointly,
                                        signature should include both names.
                                        Executors, administrators, trustees,
                                        guardians, and others signing in a
                                        representative capacity should give
                                        their full title as such.

           [NAME OF FUND -- AMERICAN MUNICIPAL TERM TRUST INC.--II OR
                      MINNESOTA MUNICIPAL TERM TRUST INC.]
                                 PREFERRED STOCK
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned appoints Thomas S. Schreier, Robert H. Nelson, Peter O. Torvik and Jeffery M. Wilson, and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all preferred shares of [INSERT NAME OF FUND] (the "Fund"), held by the undersigned at the annual meeting of shareholders of the Fund to be held on August 27, 2001, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

THE PROXIES ARE INSTRUCTED:

1.   To vote:

      ___ FOR all nominees listed below (except as marked to the contrary below)

      ___ WITHHOLD AUTHORITY to vote for all nominees listed below

     NOMINEES: Robert J. Dayton, Andrew S. Duff, Roger A. Gibson, Andrew M. Hunter III, Leonard W. Kedrowski, John M. Murphy, Jr., Richard K. Riederer, Joseph D. Strauss, Virginia L. Stringer and James M. Wade. (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below.)

--------------------------------------------------------------------------------

2. To vote: FOR ___ AGAINST ___ ABSTAIN ___ ratification of the selection of Ernst & Young LLP as independent public accountants for the Fund.

3. To vote: FOR ___ AGAINST ___ ABSTAIN ___ the Plan of Liquidation and Dissolution.

     In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

     THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE ABOVE MATTERS. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE -- NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.

                                        Dated: ___________________________, 2001

                                        ________________________________________

                                        ________________________________________
                                        IMPORTANT: Please date and sign this
                                        Proxy. If the stock is held jointly,
                                        signature should include both names.
                                        Executors, administrators, trustees,
                                        guardians, and others signing in a
                                        representative capacity should give
                                        their full title as such.